UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

INTERFACE SECURITY SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-197319	04-3583955
(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Corporate Center Drive Earth City, Missouri	63045
(Address of principal executive offices)	(Zip Code)

(314) 595-0100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 25, 2015, Interface Security Systems Holdings, Inc. (the "Company") posted a copy of an investor presentation to the Investor Relations section of its website at www.interfacesystems.com. A copy of the investor presentation is attached hereto as Exhibit 99.1. The presentation is presented by the Company's executive management to provide an update for investors prior to the release of the Company's financial results for the fourth quarter ended December 31, 2014. The presentation may also be used by executive management of the Company in future meetings with investors and analysts.

ITEM 7.01. REGULATION FD DISCLOSURE.

The information included in Item 2.02 of this Current Report is incorporated by reference into this Item 7.01 of this Current Report.

On February 25, 2015, the Company issued a press release announcing its long-term strategic partnership with Family Dollar, Inc. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1	Investor Presentation dated February 25, 2015.
99.2	Press Release dated February 25, 2015.

Note: The information in this Current Report and the accompanying exhibits are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

Cautionary Statement Regarding Forward Looking Statements

The investor presentation and press release attached hereto may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, regarding, among other things, our plans, strategies and prospects, both business and financial.  Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations.  Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under "Risk Factors" from time to time in our filings with the Securities and Exchange Commission (“SEC”).  Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “estimates,” “expects,” “anticipates,” “projects,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “would,” “should,” and "potential", among others.  Important factors that could cause actual results to differ materially from the forward-looking statements we make in the investor presentation and press release attached hereto are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

•	our ability to compete effectively in a highly‑competitive industry;

•	catastrophic events that may disrupt our business;

•	our ability to retain customers;

•	concentration of recurring monthly revenue in a few top customers and concentration of our business in certain markets;

•	our ability to manage relationships with third‑party providers, including telecommunication providers and broadband service providers;

•	our inability to maintain compliance with various covenants under our revolving credit facility to borrow funds;

•
restrictions in the indenture governing the 12.50% / 14.50% Senior Contingent Cash Pay Notes issued by Interface Master Holdings, Inc. on our ability to incur additional funded debt, other than amounts available under our revolving credit facility;

•	our reliance on third party component providers and the risk associated with any failure or interruption in products or services provided by these third parties;

•	our reliance on third party software and service providers;

•	our ability to obtain or maintain necessary governmental licenses and comply with applicable laws and regulations;

•	changes in governmental regulation of communication monitoring;

•
our reliance on network and information systems and other technologies and our ability to manage disruptions caused by cyber-attacks, failure or destruction of our networks, systems, technologies or properties;

•	macroeconomic factors;

•	economic, credit, financial or other risks affecting our customers and their ability to pay us;

•	the uncertainty of our future operating results;

•	our ability to attract, train and retain an effective sales force; and

•	the loss of our senior management.

There may be other factors that may cause our actual results to differ materially from the results referred to in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this Current Report and are expressly qualified in their entirety by the cautionary statements included in this Current Report. We undertake no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law.

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE SECURITY SYSTEMS HOLDINGS, INC.

By: /s/ Kenneth Obermeyer
Kenneth Obermeyer
Date: February 25, 2015	Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Investor Presentation dated February 25, 2015.
99.2	Press Release dated February 25, 2015.